UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 1, 2019

INDEXIQ ACTIVE ETF TRUST

(Exact name of registrant as specified in its charter)

Delaware	811-22739	82-2279845* 82-2255643**
(State or other jurisdiction of incorporation)	(Commission File Number)	IRS Employer Identification No.)

51 Madison Avenue

New York, New York 10010

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (888) 474-7725

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Failure to Satisfy a Continued Listing Rule or Standard.

On February 1, 2019, NYSE Regulation (the “Staff”) provided notice to IndexIQ Active ETF Trust (the “Trust”) that IQ MacKay Municipal Insured ETF (MMIN) and IQ MacKay Municipal Intermediate ETF (MMIT), each a series of the Trust, are not in compliance with the continued listing standard set forth in Rule 5.5-E(g)(2)(a)(1) of NYSE Arca, Inc. ("NYSE Arca"). Rule 5.5-E(g)(2)(a)(1) requires that, in order to comply with NYSE Arca continued listing standards, a listed company must maintain no fewer than 50 record and/or beneficial holders of shares following the initial twelve-month period beginning upon the commencement of trading.

In accordance with NYSE Arca procedures, the Trust must submit a written response by February 15, 2019 containing data indicating that the Funds are compliant with Rule 5.5-E(g)(2)(a)(1), its plan to re-gain compliance in the near term, or other reasons the Trust believes that the Funds’ listing should be continued. The Trust intends to submit such a response in a timely manner. If the Staff accepts the Trust’s plan to re-gain compliance, the Funds may receive a “cure period” to re-gain compliance with the continued listing standard. With respect to a Fund, in order to re-gain compliance during the “cure period,” the Trust will be required to demonstrate that such Fund has at least 50 record or beneficial holders. If the Staff decides in favor of delisting a Fund, the Trust will have the right to request an appeal of the Staff's decision at a hearing pursuant to Rule 5.5-E(m) of NYSE Arca Rules.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. These statements may include words such as “anticipate,” “believe,” “may” and other words and terms of similar meaning, including in connection with any discussion of the timing or nature of future financial performance or other events. Such forward-looking statements are subject to certain risks and uncertainties, including whether the Trust is able to re-gain compliance with the NYSE Arca continued listing standards, whether an ETF is able to avoid potential delisting from the NYSE Arca, and other factors disclosed by the Trust from time to time in its filings with the Securities and Exchange Commission. As a result of these factors, the Trust’s actual results may differ materially from those indicated or implied by such forward-looking statements. Except as required by law, the Trust disclaims any obligation to publicly update such statements

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IndexIQ Active ETF Trust

Date: February 7, 2019	By: /s/ Matthew V. Curtin
Name: Matthew V. Curtin
Title: Chief Legal Officer